PIMCO ETF Trust

Supplement dated August 31, 2017 to the

Statement of Additional Information dated October 31, 2016,

as supplemented from time to time (the “SAI”)

Disclosure Related to T+2 Settlement Cycle

Effective September 5, 2017, the Settlement Date for the Funds is either the next or the second Business Day after the Transmittal Date. Therefore, effective September 5, 2017, the first paragraph, chart, and second paragraph of the “Creations and Redemptions—Placement of Creation Orders” section of the SAI are deleted and replaced with the following:

Placement of Creation Orders

Generally, the “Settlement Date” for the Funds is either the next or the second Business Day after the Transmittal Date (“T”). The table below shows the typical Settlement Dates for each Fund with respect to creations and redemptions, whether in exchange for securities or cash. With respect to the Global Funds, foreign (non-U.S.) fixed income securities will settle in accordance with the normal rules of settlement of such securities in the applicable foreign (non-U.S.) market. Accordingly, the Settlement Date for the Global Funds may be up to twelve days after the Transmittal Date for redemptions.

Settlement Date
Funds	Securities Creations and Redemptions	Cash Creations	Cash Redemptions
Index Funds (except PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, PIMCO High Yield Corporate Bond Index Exchange-Traded Fund and PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund)	T+1	T+1	T+1
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, PIMCO High Yield Corporate Bond Index Exchange-Traded Fund and PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	T+2	T+1	T+2
Active Funds	T+2	T+1	T+2

Fund Deposits must be delivered through the Federal Reserve System (for cash and government securities) and through DTC (for corporate and municipal securities) by an Authorized Participant. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the applicable Fund by no later than 1:00 p.m., Eastern time, on the Settlement Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. For Fund Deposits consisting of cash, the amount of cash must be transferred directly to the Custodian (defined below) through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 10:00 a.m., Eastern time, on the Settlement Date. If the Deposit Securities, Cash Component and/or Cash Deposit, as applicable, are not received by the applicable cut-off time set forth above, the creation order may be canceled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the applicable Fund. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Transfer Agent.

In addition, effective September 5, 2017, the last sentence of the first paragraph in the “Creations and Redemptions—Placement of Redemption Orders” section of the SAI is deleted and replaced with the following:

Although the Settlement Date is generally no more than the second Business Day after the Transmittal Date, the Settlement Date for redemptions may be up to seven days after the Transmittal Date for most Funds and up to twelve days after the Transmittal Date for the Global Funds.

In addition, effective September 5, 2017, the first three sentences of the eighth paragraph in the “Creations and Redemptions—Placement of Redemption Orders—Regular Foreign Holidays” section of the SAI are deleted and replaced with the following:

The Global Funds generally intend to effect deliveries of Creation Units and portfolio securities on a basis of “T” plus two Business Days (i.e., days on which the national securities exchange is open) (“T+2”). The Global Funds may effect deliveries of Creation Units and portfolio securities on a basis other than T+2 in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market.

Investors Should Retain This Supplement For Future Reference

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